FIRST EAGLE FUNDS

First Eagle Global Fund
First Eagle Overseas Fund
First Eagle U.S. Fund
First Eagle Global Income Builder Fund

1345 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10105
(800) 334-2143

SUPPLEMENT DATED OCTOBER 9, 2025
TO PROSPECTUS DATED MARCH 1, 2025, AS SUPPLEMENTED

Effective October 9, 2025, the portfolio manager changes set forth below will take effect for each Fund. As of that date, Kimball Brooker, Jr. will transition to the role of Senior Research Advisor and will provide continued support to the investment process of each Fund.

Fund	Prior Portfolio Management	New Portfolio Management
First Eagle Global Fund	Matthew McLennan Kimball Brooker, Jr. Manish Gupta Julien Albertini	Matthew McLennan Julien Albertini Manish Gupta
First Eagle Overseas Fund	Matthew McLennan Kimball Brooker, Jr. Christian Heck Alan Barr	Matthew McLennan Christian Heck Alan Barr
First Eagle U.S. Fund	Matthew McLennan Kimball Brooker, Jr. Matthew Lamphier Mark Wright	Matthew McLennan Mark Wright Manish Gupta
First Eagle Global Income Builder Fund	Kimball Brooker, Jr. Julien Albertini Idanna Appio	Julien Albertini Idanna Appio George Ross

There are no changes with respect to the other First Eagle Funds.

Accordingly, the following paragraphs are added to, and to the extent inconsistent replace, the disclosure beginning on page 184 of the Prospectus:

Matthew McLennan, Manish Gupta and Julien Albertini manage Global Fund. Matthew McLennan, Christian Heck and Alan Barr manage Overseas Fund. Matthew McLennan, Mark Wright and Manish Gupta manage U.S. Fund. Thomas Kertsos and Max Belmont manage Gold Fund. Julien Albertini, Idanna Appio and George Ross manage Global Income Builder Fund. Julien Albertini, Manish Gupta and Christian Heck manage Rising Dividend Fund. William A. Hench and Suzanne Franks manage Small Cap Fund and Smid Cap Fund. Benjamin Bahr, John Masi, George Ross and David Wang manage Real Assets Fund. John Miller manages High Yield Municipal Fund and Short Duration High Yield Municipal Fund. Their professional backgrounds are below.

Manish Gupta manages Global Fund, U.S. Fund and Rising Dividend Fund. He joined the Adviser in 2009. Mr. Gupta is a senior research analyst covering technology and is also a member of the First Eagle Global Value Team. Prior to that, Mr. Gupta was an equity research analyst at Cantillon Capital Management.

George Ross manages Global Income Builder Fund and Real Assets Fund. He joined the Adviser in 2003 and is also portfolio manager of the Capital Income Strategy. Prior to that, Mr. Ross worked as a software engineer for I-Deal LLC and Reuters.

In addition, Julien Albertini and Christian Heck are being named as Deputy Heads of the First Eagle Global Value Team with Matthew McLennan continuing to serve as Head of the First Eagle Global Value Team.

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The information in this Supplement modifies the First Eagle Funds’ Prospectus dated March 1, 2025, as supplemented. Except as noted above, no other provisions of the Prospectus are modified by this Supplement.